                                     EXHIBIT 10.1



                                   RIGHTS AGREEMENT


THIS RIGHTS AGREEMENT (the "Agreement"), is entered into as of the 17th day of September, 1998, by and between FaxSav Incorporated, a Delaware corporation ("FaxSav" or the "Company"), and AudioFAX IP LLC, a Georgia limited liability company ("AudioFAX").

                                     RECITALS:

     A. FaxSav is issuing shares of its common stock (the "Common Stock") to AudioFAX pursuant to that certain Patent License Agreement of even date herewith (the "License Agreement") by and between FaxSav and AudioFAX.

     B. FaxSav desires to grant certain registration and other rights hereunder to AudioFAX under the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

     1.   REGISTRATION RIGHTS.

          1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

                  (b) The term "Registrable Securities" means all of the following to the extent the same have not been resold to the public: (i) all shares of Common Stock of FaxSav issued or issuable upon the execution of the License Agreement (including the Shares and to the extent issued to AudioFAX pursuant to the terms of the License Agreement and related Escrow Agreement, any
(A) Escrow Shares, any (B) Additional Shares and any (C) Deficiency Shares (as defined in the License Agreement) that may be issued pursuant to the License Agreement); and (ii) all shares of Common Stock issued in respect of the stock referred to in (i) above as a result of a stock split, stock dividend, recapitalization or the like.

                  (c)    The term "Holder" means AudioFAX.

                  (d)    The term "SEC" means the Securities and Exchange
Commission.

                  (e) The term "Registration Expenses" shall mean all fees and expenses of any kind and nature whatsoever reasonably incurred by FaxSav and Holder in the registration contemplated by this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for FaxSav, Blue Sky fees and expenses and reasonable fees and disbursements of one counsel retained by Holder.

          1.2. GENERAL. Upon the effectiveness of the registration statement with respect to the Registrable Securities and continuing for a period of six
(6) months, Holder agrees not to sell an amount of Common Stock per week in excess of the greater of (i) forty thousand (40,000) shares, or (ii) ten percent (10%) of the prior weeks' total trading volume for FaxSav Common Stock (E.G., assuming a total of 500,000 shares of FaxSav Common Stock were traded or sold the prior week, Holder would be permitted to sell 50,000 shares that particular week).

          1.3. EXPENSES OF REGISTRATION. All Registration Expenses shall be borne by FaxSav.

          1.4.    REGISTRATION PROCEDURES. FaxSav shall:

                  (a) As soon as practicable, but in any event no later than sixty (60) days following the date of this Agreement, prepare and file with the SEC a registration statement on Form S-3 with respect to such Registrable Securities and use its reasonable commercial efforts to cause such registration statement to become effective as soon as reasonably practicable, and keep such registration statement effective for a period of the shorter of (i) two (2) years from the effective date of such registration statement or (ii) until the Holder of such Registrable Securities completes the distribution of such securities described in the registration statement relating thereto. If FaxSav shall be required to issue to Holder any Deficiency Shares pursuant to the License Agreement and such Deficiency Shares have not already been registered, FaxSav shall, as soon as practicable, but in any event no later than thirty (30) days following the date of ALF Concurrence, ALF Revision, or Resolution Date, as appropriate, prepare and file a separate registration on Form S-3 with respect to such Deficiency Shares and use its reasonable commercial efforts to cause such registration statement to become effective as soon as reasonably practicable, and keep such registration statement effective for the period specified in the preceding sentence.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement.

                  (c) Furnish to the Holder of such Registrable Securities such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that FaxSav shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when the prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (f) Apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the Nasdaq Stock Market.

                  (g) Take any and all such other actions that may be necessary and appropriate to fulfill the registration obligations of FaxSav under the terms of this Agreement.

                  (h) The Company may suspend the effectiveness of a registration statement required by this Paragraph 1.4 for a period of not more than thirty (30) days if the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which (in the reasonable opinion of outside counsel to the Company) would be required in such registration statement and would not be required if such registration statement were not filed, and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders; provided, however, that the Company shall not utilize this right more than twice in any twelve-month period. The period referred to in Paragraph 1.4(a) during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence.

          1.5.    INDEMNIFICATION.

                  (a) FaxSav will indemnify each Holder of Registrable Securities, each of its officers, directors, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto), including any of the foregoing incurred in settlement of any litigation or proceeding, commenced or threatened arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by FaxSav of any rule or regulation promulgated under the Securities Act or any state securities law applicable to FaxSav and relating to action or inaction required of FaxSav in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act for any reasonable legal and any other expenses incurred, and as they are incurred, in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided that FaxSav will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to FaxSav by Holder specifically for use therein, provided further, however, that the indemnity agreement contained in this Paragraph 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  (b) Holder will indemnify FaxSav, each of its directors and officers, each person who controls FaxSav within the meaning of Section 15 of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto), including any of the foregoing incurred in settlement of any litigation or proceedings, commenced or threatened arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse FaxSav, each of its officers and directors and each person who controls FaxSav within the meaning of Section 15 of the Securities Act for any reasonable legal or any other expenses incurred, and as they are incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to FaxSav by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this subparagraph 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                  (c) Each party entitled to indemnification under this paragraph 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          1.6. CONTRIBUTION. If the indemnification provided for in paragraph 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision of this Section 1.6 to the contrary no Indemnifying Party shall be required to contribute to the amount paid or payable by any Indemnified Party with respect to any loss, liability, claim, damage or expense in an amount in excess of the amount of proceeds received by such Indemnifying Party in connection with such registration, qualification or compliance.

          1.7. INFORMATION BY HOLDER. The Holder of Registrable Securities shall promptly furnish to FaxSav such information regarding such Holder and the distribution proposed by such Holder as FaxSav may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.8. REPORTING REQUIREMENTS. FaxSav agrees at all times hereafter to file with the SEC in a timely manner all reports and other documents required of FaxSav under the Securities Act and the Securities Exchange Act of 1934, as amended.

     2. REPRESENTATIONS AND WARRANTIES OF HOLDER. The Holder represents and warrants to FaxSav as of the date hereof as follows:

          2.1.    INVESTMENT REPRESENTATIONS.

                  (a) The Registrable Securities are being acquired for Holder's own account and not with a view towards distribution in violation of the Securities Act.

                  (b) Until the shares of Registrable Securities received by the Holder become registered under this Agreement, the Holder understands that such shares will not have been so registered under the Securities Act, that they will be "restricted securities" as defined in Rule 144 promulgated under the Securities Act and, therefore, that such shares cannot be resold except in compliance with the Securities Act.

                  (c) Holder has had access to copies of FaxSav's Form 10-K for the year ended December 31, 1997, FaxSav's Form 10-Q's for the quarters ended March 31, 1998 and June 30, 1998, its Annual Report to Shareholders for 1997 and its proxy statement for the

1998 annual meeting of shareholders, each as filed with the SEC, and has been given the opportunity to make such inquiries of FaxSav's officers and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the issuer possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished under paragraph (b)(2)(ii) of Rule 502 promulgated by the Securities and Exchange Commission, and as Holder has deemed necessary and appropriate in connection with the transactions contemplated by this Agreement. Holder hereby acknowledges the receipt and adequacy of information from the Company in full compliance with Rule 502(b)(2)(ii).

                  (d) The Holder has such knowledge and experience in financial and business matters such that Holder is capable of evaluating the merits and risks of the Registrable Securities.

                  (e) It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

                         (1)  "These securities have not been registered under
the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                         (2)  Any legend required by applicable state securities
laws.

     3.   GENERAL.

          3.1. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Georgia without respect to its conflict of laws provisions.

          3.2. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          3.3. ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

          3.4. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by either first class mail, postage prepaid, certified or registered mail, return receipt requested, or overnight courier service addressed (a) if to FaxSav at FaxSav's address as FaxSav shall have furnished to AudioFAX in writing with a copy to Richard R. Plumridge, Esq., Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019, or (b) if to AudioFAX, at such address as AudioFAX shall have furnished to FaxSav in writing with a copy to William M. Ragland, Jr.,

Esq., Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Sixteenth Floor, Atlanta, Georgia 30303.

          3.5. SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          3.6. TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          3.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereby have executed this Rights Agreement on the date first above written.

                                        FAXSAV:

                                        FaxSav Incorporated,
                                        a Delaware corporation

                                        By: /s/ Peter S. Macaluso
                                            ----------------------
                                           Name:  Peter S. Macaluso
                                                  -----------------
                                           Title: Vice President and CFO
                                                  ----------------------


                                        AUDIOFAX:

                                        AudioFAX IP LLC,
                                        a Georgia Limited Liability Company

                                        By: /s/ Mark Bloomfield
                                            -------------------
                                           Mark Bloomfield
                                           Managing Director